UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 26, 2015	(October 26, 2015)

Metro Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	888-937-0004

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 26, 2015, Metro Bancorp, Inc. issued a press release reporting financial results for its third quarter and nine months ended September 30, 2015. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 8.01. Other Events.

On October 23, 2015, Metro Bancorp, Inc.'s board of directors declared a fourth quarter cash dividend of $0.07 per common share, payable on November 23, 2015 to shareholders of record on November 4, 2015.

Item 9.01. Financial Statements and Exhibits.
Exhibit No.
99.1 Press Release, dated October 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metro Bancorp, Inc.
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(Registrant)

Date: October 26, 2015

/s/ Mark A. Zody
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Mark A. Zody
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.           Description

99.1	Press Release of Metro Bancorp, Inc. dated October 26, 2015